UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 20, 2009

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Stock and Incentive Plan

At our Annual Meeting of Stockholders held on May 20, 2009, our stockholders approved the amendment and restatement of the Halliburton Company Stock and Incentive Plan (the "Stock and Incentive Plan").  The Stock and Incentive Plan was amended and restated by our Board of Directors on February 11, 2009, subject to the approval of our stockholders.

As a result of the stockholders’ approval, the Stock and Incentive Plan was materially amended and modified as follows:

•	Reservation of an additional 34,959,680 shares of our common stock for issuance under the Stock and Incentive Plan.

•
For the purpose of computing shares remaining eligible for issuance under the Stock and Incentive Plan, each share issued as a restricted stock grant (or due to the vesting of a stock unit or performance share award) will count as the issuance of 1.60 shares under the plan.

•	Removal of the limitation that no more than 32,000,000 shares in the aggregate may be awarded as restricted stock grants or stock units.

•
An increase of the cash value calendar year limit for individual performance awards not denominated in common stock from $5,000,000 to $10,000,000 for purposes of Section 162(m) of the Internal Revenue Code.

A more complete description of the terms of the Stock and Incentive Plan and the material amendments and modifications to the plan can be found in (Item 3) (pages 49 through 54) of our definitive proxy statement dated and filed with the Securities and Exchange Commission on April 6, 2009, which description is incorporated by reference herein.  The foregoing descriptions and the description incorporated by reference from our proxy statement are qualified in their entirety by reference to the Stock and Incentive Plan, a copy of which is filed as Appendix B to our proxy statement.

Amendment and Restatement of the Employee Stock Purchase Plan

Also at our Annual Meeting of Stockholders, our stockholders approved the amendment and restatement of the Halliburton Company Employee Stock Purchase Plan (the "ESPP").  The ESPP was amended and restated by our Board on February 11, 2009, subject to the approval of our stockholders.

As a result of the stockholders’ approval, the ESPP was amended and restated by authorizing an additional 20,000,000 shares of our common stock for purchase under the ESPP.

A more complete description of the terms of the ESPP and the material amendments and modifications to the ESPP can be found in (Item 4) (pages 55 through 57) of our definitive proxy statement dated and filed with the Securities and Exchange Commission on April 6, 2009, which description is incorporated by reference herein.  The foregoing description and the description incorporated by reference from our proxy statement are qualified in their entirety by reference to the ESPP, a copy of which is filed as Appendix C to our proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 22, 2009	By:	/s/ Robert L. Hayter
Robert L. Hayter
Assistant Secretary